SPDR® Nuveen Municipal Bond ESG ETF
MBNE
(Cboe Ticker)
Summary Prospectus-April 4, 2022
Before you invest in the SPDR® Nuveen Municipal Bond ESG ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated April 4, 2022, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and reports to shareholders, as well as other information about the Fund, online at https://www.ssga.com/spdrs.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The SPDR Nuveen Municipal Bond ESG ETF (the “Fund”) seeks to provide current income that is exempt from regular federal income taxes by investing in municipal bonds that exhibit certain environmental, social and governance (“ESG”) characteristics. Capital appreciation is a secondary objective when consistent with the Fund's primary objective.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.43%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.43%
[1]	“Other expenses” are based on estimated amounts for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$44	$138
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. The Fund had not commenced operations as of the date of this Prospectus and, as a result, does not yet have a portfolio turnover rate.
The Fund's Principal Investment Strategy
In pursuing its investment objective, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal bonds that pay income that is exempt from regular federal income tax.
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Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, anticipates the Fund's investment portfolio will consist primarily of municipal bonds included in the Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index (the “Index”), an index comprising investment-grade municipal securities ranging from 2 to 17 years in maturity. The municipal bonds selected by the Sub-Adviser may include tax-exempt municipal securities issued by states, cities, counties, districts, territories or possessions of the United States and the District of Columbia and their respective subdivisions, agencies, authorities and instrumentalities. Municipal bonds may include state and local general obligation bonds, revenue bonds, pre-refunded bonds, insured bonds and municipal lease obligations. Securities selected by the Sub-Adviser may include when-issued securities. Under normal market conditions, the Fund's investment portfolio will consist primarily of municipal bonds rated A3/A-/A- or higher by Moody's Investors Service, Inc. (“Moody's”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), respectively; however, the Fund may invest in municipal bonds of any credit quality, including up to 20% of its net assets in low- to medium-quality bonds rated Baa1/BBB+/BBB+ or lower by Moody's, S&P or Fitch, respectively (or unrated bonds judged by the Sub-Adviser to be of comparable quality), including below investment grade bonds (commonly referred to as “high yield” or “junk” bonds). Under normal circumstances, the Sub-Adviser will target a weighted average duration for the Fund's portfolio between 4.5 – 7 years and a weighted average maturity for the Fund's portfolio between 5 – 12 years.
In selecting municipal bonds for the Fund, the Sub-Adviser utilizes a value-oriented strategy which is designed to identify higher-yielding and undervalued municipal bonds that offer above-average total return potential. Once a potential municipal bond investment is identified, and prior to inclusion in the Fund's portfolio, the Sub-Adviser determines if either (i) the municipal bond's issuer is a leader relative to peers in its sector in delivering environmental, social and governance (“ESG”) outcomes or (ii) the municipal bond's proceeds are used towards positive environmental or social projects (“thematic bonds”).
The Fund utilizes a scoring system developed by the Sub-Adviser, the ESG Municipal Bond Scoring Tool, that scores municipal bond issuers on a 1 to 5 scale, with 5 being the highest score. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds issued by issuers with a score of 3 or higher at the time of purchase (“ESG Leaders”). An issuer's score is determined based on sector-specific models designed to evaluate an issuer's performance on delivering ESG outcomes aligned with UN Sustainable Development Goals relevant to the issuer's sector. Such models incorporate data, sourced primarily from government agencies, non-profit organizations and universities, that the Sub-Adviser determines are relevant to assessing such performance. In selecting such data, the Sub-Adviser also considers, among other things, the breadth of municipal bond issuer coverage, timeliness of the data and reliability of the data. The Fund may also allocate up to 20% of its net assets in thematic bonds of issuers that are not identified as ESG Leaders (i.e., municipal bond issuers that receive a score of lower than 3 or are not scored by the ESG Municipal Bond Scoring Tool). Thematic bonds are municipal bonds whose proceeds the Sub-Adviser has determined are used towards positive environmental or social projects aligned with UN Sustainable Development Goals. The Sub-Adviser's determination is based on disclosure in offering documentation and/or information provided directly by the bond's issuer or underwriter regarding the use of proceeds. In making its determination, the Sub-Adviser may also consider whether the municipal bond has received a green or social (or equivalent) certification from a private third-party.
The UN Sustainable Development Goals are a collection of goals established by the UN as a plan to achieve a better and more sustainable future for all. They address global challenges including poverty, inequality, climate change, environmental degradation, peace and justice.
In constructing the Fund's portfolio, the Sub-Adviser may overweight/underweight individual bonds by up to 5% on an absolute basis compared to their weights in the Index and may overweight/underweight the Fund's sector exposure by up to 10% on an absolute basis compared to the Index's sector exposure.
In identifying potential municipal bond investments to purchase or sell, the Sub-Adviser's investment process may incorporate, among other things, credit analysis and surveillance, sector analysis, industry concentration analysis, trading strategies, sell discipline, and yield curve and structural analysis. The Sub-Adviser may choose to sell municipal bonds with deteriorating credit and/or limited upside potential compared to other available bonds. In the event an ESG Leader's score falls below 3, the Sub-Adviser intends to divest the Fund's investments in a bond of such issuer in a prudent manner, unless the bond is determined to be a thematic bond and would not result in the Fund exceeding its aggregate investment limit in thematic bonds described above.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical
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events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. The current historically low interest rate environment heightens the risks associated with rising interest rates. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations may be adversely affected by local political and economic conditions and developments. In addition, the values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed by the Fund to shareholders to be taxable and may result in a significant decline in the values of such municipal obligations.
ESG Investing Risk: The Fund's incorporation of ESG considerations in its investment process may cause it to make different investments than funds that do not incorporate such considerations in their strategy or investment processes. Under certain economic conditions, this could cause the Fund's investment performance to be worse than funds that do not incorporate such considerations. The Fund's incorporation of ESG considerations may affect its exposure to certain sectors and/or types of investments, and may adversely impact the Fund's performance depending on whether such sectors or investments are in or out of favor in the market. The Fund's strategy incorporates data provided by third parties, which may be limited or only take into account one or a few of many ESG related components. In addition, ESG data across third party providers and other funds may differ and/or be incomparable. As a result, the Fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources.
To determine if an issuer is an ESG Leader, the Fund utilizes a scoring system developed by the Sub-Adviser, the ESG Municipal Bond Scoring Tool. Any imperfections, errors or limitations in the Scoring Tool, or the models or data underlying the Scoring Tool, could result in incorrect outputs or in Fund investments different from or opposite to those expected or desired by the Sub-Adviser. In addition, there is a risk that an issuer identified as an ESG Leader by the Scoring Tool does not operate as anticipated. In the event an ESG Leader's score falls below 3, the Sub-Adviser intends to divest the Fund's investments in a bond of such issuer in a prudent manner, unless the bond is determined to be a thematic bond and would not result in the Fund exceeding its aggregate investment limit in thematic bonds. The Fund's divestment of such bonds may not be immediate, which could cause the Fund to be invested in municipal bonds that do not align with its ESG considerations.
Political Risk: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt
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securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.
New Fund Risk: The Fund is new and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Tax Exemption Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
When-Issued Securities Risk: The Fund may purchase securities on a when-issued or forward commitment basis. The purchase price of such securities is typically fixed at the time of the commitment, with delivery and payment taking place in the future. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Financial Industry Regulatory Authority, Inc. rules impose mandatory margin requirements for certain types of when-issued or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
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Fund Performance
The Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to an index. When available, updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: https://www.ssga.com/spdrs.
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. Nuveen Asset Management serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the SSGA Active Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to Nuveen Asset Management, where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Timothy T. Ryan, Shawn O'Leary and David J. Blair.
Timothy T. Ryan, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.
Shawn O'Leary is a Managing Director and a Portfolio Manager at Nuveen Asset Management. Mr. O'Leary joined Nuveen Asset Management in 2009.
David J. Blair, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Blair rejoined Nuveen Asset Management in 2017.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the Cboe BZX Exchange, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com/spdrs.
Tax Information
The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (“AMT”). A portion of the Fund's distributions may be subject to regular federal income tax. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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